ING Life Insurance and Annuity Company
and its Variable Annuity Account C

University of Texas System Retirement Programs

Supplement dated July 15, 2009 to the Contract Prospectus dated May 1, 2009, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current variable annuity
Contract Prospectus for future reference.

The following list replaces the top 25 selling firms list in the “Commission Payments” subsection on page
32 of the Contract Prospectus.

1)	SagePoint Financial, Inc.	14)	Mutual Service Corporation
2)	Symetra Investment Services, Inc.	15)	Waterstone Financial Group, Inc.
3)	Huckin Financial Group, Inc.	16)	Northwestern Mutual Investment Services, LLC
4)	LPL Financial Corporation	17)	Lincoln Investment Planning, Inc.
5)	Walnut Street Securities, Inc.®	18)	Cadaret, Grant & Co., Inc.
6)	ING Financial Partners, Inc.	19)	Securities America, Inc.
7)	NFP Securities, Inc.	20)	Edward D. Jones & Co., L.P.
8)	Valor Insurance Agency, Inc.	21)	American Portfolios Financial Services, Inc.
9)	Lincoln Financial Securities Corporation	22)	Ameritas Investment Corp.
10)	Financial Network Investment Corporation	23)	First Heartland® Capital, Inc.
11)	NRP Financial, Inc.	24)	Lincoln Financial Advisors Corporation
12)	National Planning Corporation	25)	Morgan Keegan and Company, Inc.
13)	Multi-Financial Securities Corporation

X.134760-09B	July 2009